UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

Nuvectra Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37525	30-0513847
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5830 Granite Parkway, Suite 1100,

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(214) 474-3103

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	NVTR	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.03	Bankruptcy or Receivership.

On November 12, 2019, Nuvectra Corporation (the “Company”) filed a voluntary petition (the “Bankruptcy Petition”) for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Eastern District of Texas (the “Court”). The Company intends to use this court-supervised process to continue its review of a range of options to maximize value and address its financial obligations.

The Company continues to operate its business and manage its properties as a “debtor-in-possession” under the jurisdiction of the Court and in accordance with the Bankruptcy Code and orders of the Court. The Company has filed a number of customary “first day” motions seeking Court authorization to support its operations during the court-supervised process, including a consensual cash collateral motion and a motion to pay employee wages and benefits. The Company expects to receive Court approval for these requests shortly.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petition constituted an event of default under the Company’s Loan and Security Agreement, dated as of March 18, 2016, as amended, with Oxford Finance LLC and Silicon Valley Bank (the “Loan Agreement”), resulting in the acceleration of the Company’s obligations under the Loan Agreement. Thus, all outstanding debt under the Loan Agreement (among other obligations) is in default and accelerated, but subject to stay under the Bankruptcy Code. The outstanding principal amount of such debt is currently $10.0 million.

Item 8.01	Other Events.

On November 12, 2019, the Company issued a press release announcing the filing of the Bankruptcy Petition. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 12, 2019.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and therefore they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and may be outside of the Company’s control. The Company’s performance may differ materially from those indicated in the forward-looking statements, and you should not rely on any of these forward-looking statements. Any forward-looking statement made by the Company is based only on information currently available to the Company and speaks only as of the date on which it is made. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include: (i) the Company’s ability to successfully scale and continue operations during the court-supervised process; (ii) the Company’s ability to successfully sell assets or take other steps to maximize value and address its financial obligations under the court-supervised process; (iii) potential adverse effects of the court-supervised process on the Company’s liquidity and results of operations; (iv) the potential of adverse rulings in the court-supervised process, including the possibility that the Company may fail to obtain timely approval with respect to the motions it has filed or will file in the future; (v) the risk that motions filed by third parties could protract, or impede the Company’s objectives under, the court-supervised process; (vi) employee attrition and the Company’s ability to retain management and other key personnel due to distractions and uncertainties, including the Company’s ability to provide adequate compensation and benefits during the court-supervised process; (vii) the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the court-supervised process; (viii) the effects of the reorganization petitions on the Company and on the interests of its various constituents, including holders of the Company’s common stock; (ix) the detrimental effect the reorganization petitions could have on the Company’s ability to access the capital markets in the future, if desired; (x) the length of time that the Company will operate under the court-supervised process and the continued availability of operating capital during the pendency of the proceedings; (xi) increased administrative and legal costs related to the court-supervised process and other litigation and inherent risks involved in a reorganization process; (xii) the Company’s ability to successfully market its Algovita Spinal Cord Stimulation System (“Algovita”) and to develop enhancements or improvements to Algovita; (xiii) the uncertainty and timing of obtaining regulatory approvals in the United States and Europe for the Company’s Virtis sacral neuromodulation system; (xiv) the scope of protection for the Company’s intellectual property rights covering Algovita and other products using the Company’s neurostimulation technology platform, along with any product enhancements or improvements; and (xv) the Company’s compliance with all regulatory and legal requirements regarding implantable medical devices and interactions with healthcare professionals. Please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K and in the Company’s other quarterly and periodic filings for a description of these and other risks and uncertainties. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVECTRA CORPORATION

Date: November 13, 2019	/s/ Jennifer J. Kosharek
Jennifer J. Kosharek
Chief Financial Officer